================================================================================

                         CENTRAL SECURITIES CORPORATION

                                   ----------

                           SEVENTY-THIRD ANNUAL REPORT

                                      2001

================================================================================

                               SIGNS OF THE TIMES

      "Wall Streeters talk a good game. The real challenge, however, is figuring out what they are saying. Below are some phrases often heard on Wall Street--and how you might interpret them."

      o "Don't fight the tape": The sheep are buying. We've joined the flock.

      o "The market has broken out of its trading range": We were so stunned by the rally that we are reduced to using this meaningless technical jargon.

      o "The bull market remains intact": Stock prices have been sliding for a month, but we are pretending to be long-term investors.

      o     "We're cautiously optimistic": We can't figure out what's going on.

      o "The market is looking oversold": Who knew share prices could lose 10% so quickly?

      o "You've got to be selective here": The market is down 15% and falling fast, but we have deluded ourselves into thinking we can still make money.

      o "It's a market of stocks, not a stock market": Sure, most of our holdings have been creamed, but we do have this one winning stock, which we boast about endlessly.

      o "We always knew it was a bubble": Why, oh why didn't we sell our stocks a year ago?

      o "Sell in May and go away": Between that, the January effect, the summer rally and the October massacre, we've got our whole year planned.

      o "We think stocks will retest last month's lows": The market bottomed five weeks ago and, unfortunately, even our clients have noticed.

      o     "It's a sucker's rally": Please, please, please be a sucker's rally.

      o "Valuations are unsustainable": We're still sitting in cash, so we're trying to cover up our stupidity with righteous indignation.

      o "It's a bear trap": Stocks have been rallying like crazy for seven weeks, but we're too pigheaded to change tack and start buying.

      (Jonathan Clements, The Wall Street Journal, July 3, 2001.)

                                   ----------

      "During all previous business expansions, industrial production had always outpaced the growth in capacity by a wide margin. The period from 1992 to 2000 was unique. Even though the growth in industrial production was nearly double the growth rate from 1966 to 2000--an annual rate of 4.5% versus 2.4%--capacity was expanding at an annual rate of 4.7%. Indeed, capacity growth exceeded output growth in 68% of the months from January 1992 to December 2000. As a result, capacity utilization peaked out in mid-2000 well below the highs of previous business cycles, and the current utilization rate at 74.7% is nearly as depressed as in the far deeper recessions of 1974 and 1982. But also as a result, the overhang of excess capacity, and the accompanying pressure on profit margins, is without precedent." (Peter L. Bernstein, Economics and Portfolio Strategy, January 1, 2002.)


                                     [ 2 ]

                               SIGNS OF THE TIMES

      "The Victorian railway boom of the 1840s provides a useful analogy for the US economy today. In the early 1840s there was a boom in British railway shares, which encouraged hundreds of companies to attempt to go public. The first wave of companies earned handsome profits and produced big capital gains. But the success of the first wave encouraged such widespread imitation that the market became overly speculative and crashed when a balance of payments deficit pushed up interest rates.

      In spite of the crash, the spread of the railway continued to transform the British economy while bolstering its growth rate. The same will be true of the information technology revolution in the US economy. There will be peaks and troughs in the equity market because of fluctuations in corporate profits and private sector liquidity but the technology will continue to produce an ongoing revolution in how companies conduct business.

      Central banks can attempt to smooth the adjustment to private sector excesses in capital allocation but they cannot eliminate the propensity for markets to overshoot when a technological innovation produces an upsurge of investor confidence about new growth opportunities." (David Hale, The Financial Times, May 25, 2001.)

                                   ----------

      "There is legitimate debate about whether the paying down of the public debt is a good or bad thing. The essential fact is that total debt of the United States is not declining, and your children and mine, about which we have heard so much, will still have to redeem the notes the Treasury gave to the Social Security Trust Fund when the cash is needed to pay the baby boomers' retirement benefits. Al Gore's famous `lock box' is full of IOUs--very high quality notes to be sure, indeed the obligor has the highest credit rating in the world."

      "...C-SPAN shows us that lots of politicians know how to play the spin game, but maybe they should have listened to Gertrude Stein, who in a burst of economic insight once write: `The Money is always there but the pockets change; it is not in the same pocket after a change; and that is all there is to say about money.' All one has to do is to substitute `debt' for `money' in Ms. Stein's sentence and you really do know how to play the game." (WalterWriston, The Wall Street Journal, April 27, 2001.)

                                   ----------

      "China is a major force--a major deflationary force. The cost of doing business there is one-thirtieth the cost of doing business in Japan. China is taking market share in the region, clearly from Japan but also from the smaller Pacific Rim countries. It is bad news for the non-Chinese economies in Asia. But it is good news for global economic activity in that it lowers the cost of doing business. Free trade is certainly better for global economic activity than not. Short term, there could be dislocations from China gaining market share, but longer term it's positive. Creative destruction continues." (Nancy Lazar, Barron's, December 3, 2001.)


                                     [ 3 ]

                         CENTRAL SECURITIES CORPORATION

   (Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.)

                            TEN YEAR HISTORICAL DATA

                                           Per Share of Common Stock
                                      ------------------------------------
             Total     Convertible     Net      Net                         Net realized    Unrealized
              net      Preference     asset investment   Divi-   Distribu-   investment    appreciation
Year        assets      Stock(A)      value  income(B)  dends(C)  tions(C)      gain      of investments
----        ------     -----------    ----- ----------  -------- ---------  ------------  ---------------
1991    $131,639,511   $10,022,100   $11.87                                                $ 43,465,583
1992     165,599,864    10,019,000    14.33    $.12      $.20      $ .66    $ 8,304,369      70,586,429
1993     218,868,360     9,960,900    17.90     .14       .18       1.42     16,407,909     111,304,454
1994     226,639,144     9,687,575    17.60     .23       .22       1.39     16,339,601     109,278,788
1995     292,547,559     9,488,350    21.74     .31       .33       1.60     20,112,563     162,016,798
1996     356,685,785     9,102,050    25.64     .27       .28       1.37     18,154,136     214,721,981
1997     434,423,053     9,040,850    29.97     .24       .34       2.08     30,133,125     273,760,444
1998     476,463,575     8,986,125    31.43     .29       .29       1.65     22,908,091     301,750,135
1999     590,655,679            --    35.05     .26       .26       2.34     43,205,449     394,282,360
2000     596,289,086            --    32.94     .32       .32       4.03     65,921,671     363,263,634
2001     539,839,060            --    28.54     .18       .22       1.58*    13,662,612     304,887,640

----------

A- At liquidation preference.

B- Excluding gains or losses realized on sale of investments and the dividend requirement on the Convertible Preference Stock which was redeemed August 1, 1999.

C- Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes. Dividends are from undistributed net investment income. Distributions are from long-term investment gains.

*  Includes a non-taxable return of capital of $.55.

      The Common Stock is listed on the American Stock Exchange. On December 31, 2001 the market quotations were as follows:

      Common Stock ..........................   $25.49 high, $25.26 low and
                                                $25.31 last sale


                                     [ 4 ]

To the Stockholders of

      CENTRAL SECURITIES CORPORATION:

      Financial   statements  for  the  year  2001,  as  reported  upon  by  our independent auditors, and other pertinent information are submitted herewith.

      Comparative net assets are as follows:

                                                     December 31    December 31,
                                                         2001         2000
                                                         ----         ----

Net assets .......................................   $539,839,060  $596,289,086

Net assets per share of Common Stock .............          28.54         32.94

    Shares of Common Stock outstanding ...........     18,914,599    18,103,346

      Comparative operating results
        are as follows:
                                                       Year 2001     Year 2000
                                                       ---------     ---------

Net investment income ............................    $ 3,335,304   $ 5,399,641

    Per share of Common Stock ....................            .18*          .32*

Net realized gain on sale of
  investments ....................................     13,662,612    65,921,671

Decrease in net unrealized appreciation
  of investments .................................    (58,375,994)  (31,018,726)

Increase (decrease) in net assets
  resulting from operations ......................    (41,378,078)   40,302,586

----------
* Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the year.

      The Corporation made two distributions to holders of Common Stock in 2001, a cash dividend of $.35 per share paid on June 22 and an optional distribution of $1.45 per share in cash, or one share of Common Stock for each 15 shares held, paid on December 26. The Corporation has been advised that of the $1.80 paid in 2001, $.22 represents ordinary income, $1.03 represents long-term capital gains and $.55 represents a non-taxable return of capital. For Federal income tax purposes, separate notices have been mailed to stockholders. With respect to state and local taxes, the status of distributions may vary. Stockholders should consult with their tax advisors on this matter.

      In the optional distribution paid in December, the holders of 70% of the outstanding shares of Common Stock elected to receive stock, and 849,053 Common shares were issued.

      During 2001 the Corporation repurchased 37,800 shares of its Common Stock at an average price per share of $27.01. These shares were purchased on the American Stock Exchange or in private transactions with stockholders. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.


                                     [ 5 ]

      Review and Outlook

      Central's investment results for the year 2001 and the fourth quarter are shown below with comparable results for the leading market indexes:

                 Central's       Central's        Dow Jones       Standard &
2001            NAV Return     Market Return     Industrials      Poor's 500
----            ----------     -------------     -----------      ----------
Year ........      -6.5%           -2.4%            -5.4%           -11.9%
4th Qtr. ....     +18.6%          +17.7%           +13.8%           +10.7%

      In 2001 the major financial averages declined for the second year in a row, bringing the two year decline for the Standard & Poor's 500 to 20%. While the stock market was down for most of the year, it began a more significant decline in August, based on expectations of a continuation of poor business conditions. Then, after the September 11 terrorist attack, it declined sharply only to stage a remarkably strong recovery in the fourth quarter.

      The average domestic equity fund declined by 11.3% last year. In general, funds with a value orientation focused on smaller companies fared much better than the average fund, while those investing in large growth stocks experienced below average results for the second year in a row.

      The Federal Reserve was extremely active, cutting the Federal funds rate eleven times to the lowest level in forty years. In November the National Bureau of Economic Research pronounced that a recession had begun in March. Since World War II, the average recession has lasted eleven months. The stock market usually begins to discount a recovery four to six months before it starts. This pattern seems to fit with the market recovery which has taken place. The current recession, however, is different in nature. It was not led primarily by a decline in consumer spending as has typically been the case. Consumer spending has, in fact, been remarkably strong. This recession can be traced to the capital spending boom which began in 1997 and ended in 2000 with the bursting of the stock market "bubble". Substantial excess capacity was created in the process. As a result there has been a pronounced decline in business investment and profit margins are under pressure. Capital spending will likely remain subdued until the excess is either used up or becomes obsolete. While an economic recovery is likely, the conditions necessary for a sustained business expansion are not yet in place.

      Portfolio Structure

      Central's portfolio structure did not change significantly last year and trading activity remained low. Eight of our ten largest holdings (see page 8) remained the same. The two additions to that group, Murphy Oil and Household International, are both long term holdings which appreciated last year. We reduced our holdings of Unisys and Impath, the two deletions from that group, both of which remain significant positions nonetheless. Overall we sold twelve holdings and added only six, thereby reducing our total number of investments to
31. At year end, 39% of our investments were in the information technology sector compared with 19% for the Standard & Poor's 500 and 25% were in the financial sector compared with 17% for the Standard & Poor's 500.

      Investment Approach

      Our strategy can best be described as "buy and hold". We attempt to look at the probable value of a company over a period of years into the future. If a company performs well, we are not averse to holding it for many years. We think that many, if not most, investors have a shorter time horizon


                                     [ 6 ]
and that our ability to take a long-term view has been a great advantage to Central. Our biggest gains over the years have come from holding good companies that perform extraordinarily well over a number of years, not from active trading for short-term gains. We look for companies with good economic fundamentals and the capacity for growth. We are sensitive to valuation. It is important to be able to purchase an interest in such companies at a reasonable if not a bargain price. We are especially interested in the integrity of management and the alignment of its interests with those of stockholders.

      Our practice has been to keep about one half our assets in a small number of investments, with the remainder in a general market portfolio. We believe that the risk associated with this approach can be reduced through intimate knowledge of the companies in which we invest. Ideally we want to hold for extended periods of time investments in companies with high returns on capital, high margins and sustained growth. We recognize, however, that the period of significant growth for a particular company will not last indefinitely and that over time the composition of our assets will change as long-term investments are reduced or sold and the proceeds redeployed.

      It is our goal to provide shareholders with investment management that will be judged as excellent over the long term. We are confident that under reasonably favorable economic conditions our investment approach will continue to provide satisfactory results.

      Shareholder inquiries are welcome.

                                         CENTRAL SECURITIES CORPORATION
                                            WILMOT H. KIDD, President
375 Park Avenue
New York, NY 10152
January 30, 2002


                                     [ 7 ]

                            TEN LARGEST INVESTMENTS

                                        December 31, 2001    % of       Year
                                       -------------------    Net       First
                                        Cost     Value       Assets    Acquired
                                       ------   -------     -------- -----------
                                           (millions)
The Plymouth Rock Company, Inc. .....   $ 2.2     $44.0       8.1%     1982
Intel Corporation ...................     0.6      40.9       7.6      1986
Flextronics International Ltd. ......     4.9      34.8       6.4      1996
Capital One Financial Corporation ...     3.0      32.4       6.0      1994
Analog Devices, Inc. ................     0.9      31.5       5.8      1989
American Management Systems, Inc. ...    20.8      27.1       5.0      1984
Convergys Corporation ...............    12.6      25.5       4.7      1998
Murphy Oil Corporation ..............     9.1      25.2       4.7      1976
The Bank of New York Company, Inc. ..     4.0      24.5       4.5      1993
Household International, Inc. .......     3.0      23.2       4.3      1992

                           PRINCIPAL PORTFOLIO CHANGES

                         October 1 to December 31, 2001
                    (Common Stock unless specified otherwise)

                                                  Number of Shares
                                      ---------------------------------------
                                                                    Held
                                                                 December 31,
                                      Purchased         Sold         2001
                                      ---------         ----     ------------
Arrow Electronics, Inc. ...........         --        300,000             --
Broadwing, Inc. ...................    200,000             --      1,100,000
Genuity Inc. ......................         --        400,000      3,400,000
Kerr-McGee Corporation ............    150,000             --        150,000
Motorola, Inc. ....................         --        100,000        330,000
PartnerRe Ltd. ...................          --         91,800             --
UniFirst Corporation ..............         --         72,000             --
Unisys Corporation ................         --        800,000      1,200,000


                                     [ 8 ]

                      STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2001

ASSETS:
  Investments:
      General portfolio securities at market
        value (cost $165,817,428) (Note 1) .......  $427,271,890
      Securities of affiliated companies
        (cost $3,462,486) (Notes 1, 5 and 6) .....    46,895,664
      Short-term investments (cost $65,605,802) ..    65,605,802   $539,773,356
                                                    ------------
  Cash, receivables and other assets:
      Cash .......................................        77,254
      Dividends receivable .......................       168,700
      Prepaid expenses ...........................        40,865
      Office equipment, net ......................        18,820        305,639
                                                    ------------   ------------
          Total Assets ...........................                  540,078,995

LIABILITIES:
  Accrued expenses and reserves ..................       239,935
                                                    ------------
          Total Liabilities ......................                      239,935
                                                                   ------------
NET ASSETS .......................................                 $539,839,060
                                                                   ============
NET ASSETS are represented by:
  Common Stock at par value, $1.00 per share,
     authorized 30,000,000 shares; issued
     19,178,295 (Note 2) .........................                 $ 19,178,295
  Paid-in surplus ................................                  222,729,261
  Net unrealized appreciation of investments .....                  304,887,640
  Treasury stock, at cost (263,696 shares
    of Common Stock) (Note 2) ....................                   (6,956,136)
                                                                   -------------
NET ASSETS .......................................                 $539,839,060
                                                                   ============
NET ASSET VALUE PER COMMON SHARE .................                       $28.54
                                                                         ======

                See accompanying notes to financial statements.


                                     [ 9 ]

                             STATEMENT OF OPERATIONS

                      For the year ended December 31, 2001

INVESTMENT INCOME
Income:
    Dividends ...................................  $  3,995,105
    Interest ....................................     1,835,111    $  5,830,216
                                                    ------------
Expenses:
    Investment research .........................       696,250
    Administration and operations ...............       685,121
    Rent and utilities ..........................       172,597
    Legal, auditing and tax fees ................       163,187
    Franchise and miscellaneous taxes ...........       121,045
    Listing, software and sundry fees ...........       109,045
    Employees' retirement plans .................       108,075
    Directors' fees .............................        96,000
    Insurance ...................................        91,694
    Stationery, supplies, printing and
      postage ...................................        53,956
    Transfer agent and registrar fees and
      expenses ..................................        36,988
    Travel and telephone ........................        31,817
    Custodian fees ..............................        30,889
    Publications and miscellaneous ..............        98,248       2,494,912
                                                    -----------    ------------
Net investment income ...........................                     3,335,304

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain from security
  transactions ..................................    13,662,612
Net decrease in unrealized appreciation of
  investments                                       (58,375,994)
                                                    ------------
    Net loss on investments .....................                   (44,713,382)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ....................................                  ($41,378,078)
                                                                   ============

                 See accompanying notes to financial statements.


                                     [ 10 ]

                       STATEMENTS OF CHANGES IN NET ASSETS

                 For the years ended December 31, 2001 and 2000

                                                   2001               2000
                                                   ----               ----
FROM OPERATIONS:
    Net investment income ..............      $  3,335,304       $  5,399,641
    Net realized gain on investments ...        13,662,612         65,921,671
    Net decrease in unrealized
      appreciation of investments ......       (58,375,994)       (31,018,726)
                                              ------------       ------------
      Increase (decrease) in net
        assets resulting from operations       (41,378,078)        40,302,586
                                              ------------       ------------
DIVIDENDS TO STOCKHOLDERS FROM:
    Net investment income ..............        (3,956,197)        (5,402,497)
    Net realized gain from investment
      transactions .....................       (18,650,364)       (67,869,760)
    Return of capital ..................        (9,911,422)                --
                                              ------------       ------------
      Decrease in net assets
        from distributions .............       (32,517,983)       (73,272,257)
                                              ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS:
  (Note 2)
    Distribution to stockholders
      reinvested in Common Stock .......        18,466,903         39,089,789
    Cost of shares of Common
      Stock repurchased ................        (1,020,868)          (486,711)
                                              ------------       ------------
      Increase in net assets from
        capital share transactions .....        17,446,035         38,603,078
                                              ------------       ------------
            Total increase (decrease)
              in net assets ............       (56,450,026)         5,633,407
NET ASSETS:
    Beginning of year ..................       596,289,086        590,655,679
                                              ------------       ------------
    End of year (including undistributed
      net investment income of $0 and
      $107,057, respectively) ..........      $539,839,060       $596,289,086
                                              ============       ============

                 See accompanying notes to financial statements.


                                     [ 11 ]

                            STATEMENT OF INVESTMENTS

                                December 31, 2001

                           PORTFOLIO SECURITIES 87.8%
                   STOCKS (COMMON UNLESS SPECIFIED OTHERWISE)

Prin. Amt.
or Shares                                                            Value
----------                                                           -----
           Banking and Finance 16.6%
  600,000   The Bank of New York Company, Inc. ............      $ 24,480,000
  600,000   Capital One Financial Corporation .............        32,370,000
  400,000   Household International, Inc ..................        23,176,000
  300,000   Wachovia Corp.(d) .............................         9,408,000
                                                                 ------------
                                                                   89,434,000
                                                                 ------------
           Business Services 0.6%
  160,000   ProBusiness Services, Inc.(a) .................         3,008,000
                                                                 ------------
           Chemicals 4.8%
1,600,000   PolyOne Corporation ...........................        15,680,000
  300,000   Rohm and Haas Company .........................        10,389,000
                                                                 ------------
                                                                   26,069,000
                                                                 ------------
           Computer Software & Services 17.0%
  100,000   Accenture Ltd.(a). ............................         2,692,000
1,500,000   American Management Systems, Incorporated(a) ..        27,120,000
  680,000   Convergys Corporation(a) ......................        25,493,200
  395,000   Peerless Systems Corporation(a) ...............           493,750
  600,000   SunGard Data Systems Inc. (a) .................        17,358,000
1,200,000   Unisys Corporation(a) .........................        15,048,000
  200,000   Wind River Systems, Inc.(a) ...................         3,582,000
                                                                 ------------
                                                                   91,786,950
                                                                 ------------
           Electronics 21.7%
  710,000   Analog Devices, Inc.(a) .......................        31,516,900
1,450,000   Flextronics International Ltd.(a) .............        34,785,500
1,300,000   Intel Corporation .............................        40,885,000
  330,000   Motorola, Inc. ................................         4,956,600
  460,000   Solectron Corporation(a) ......................         5,188,800
                                                                 ------------
                                                                  117,332,800
                                                                 ------------


                                     [ 12 ]

Prin. Amt.
or Shares                                                            Value
----------                                                           -----
           Energy 6.2%
  150,000   Kerr-McGee Corporation ........................      $  8,220,000
  300,000   Murphy Oil Corporation ........................        25,212,000
                                                                 ------------
                                                                   33,432,000
                                                                 ------------
           Health Care 3.1%
  350,000   Impath Inc.(a) ................................        15,578,500
  100,000   Vical Incorporated(a) .........................         1,224,000
                                                                 ------------
                                                                   16,802,500
                                                                 ------------
           Insurance 8.1%
   70,000   The Plymouth Rock Company, Inc.
              Class A(b)(c) ...............................        43,960,000
                                                                 ------------
           Manufacturing 5.7%
  510,000   ArvinMeritor, Inc. ............................        10,016,400
  560,400   Brady Corporation Class A .....................        20,510,640
                                                                 ------------
                                                                   30,527,040
                                                                 ------------
           Telecommunications 3.4%
1,100,000   Broadwing Inc.(a) .............................        10,450,000
3,400,000   Genuity Inc.(a). ..............................         5,372,000
  240,000   Nextel Communications, Inc. Class A(a) ........         2,630,400
                                                                 ------------
                                                                   18,452,400
                                                                 ------------
           Transportation 0.5%
  533,757   Transport Corporation of America, Inc.
              Class B(a)(b) ...............................         2,935,664
                                                                  -----------
           Miscellaneous 0.1%
            Grumman Hill Investments, L.P.(a)(c) ..........           427,200
                                                                  -----------
                Total Portfolio Securities
                  (cost $169,279,914) .....................       474,167,554
                                                                 ------------


                                     [ 13 ]

                          SHORT-TERM INVESTMENTS 12.2%

Prin. Amt.
or Shares                                                              Value
----------                                                             -----
             Commercial Paper 10.2%
$10,179,000   American Express Credit Corp. 1.5022%
                due 1/24/02 ...............................        $ 10,169,245
 20,787,000   General Electric Capital Corp.
                1.6019%-1.7028% due 1/9/02-1/30/02 ........          20,768,255
 16,784,000   General Motors Acceptance Corp. 2.4077%
                due 1/16/02 ...............................          16,767,216
  7,196,000   Prudential Funding Corp. 1.7023%
                due 1/3/02 ................................           7,195,320
                                                                   ------------
                                                                     54,900,036
                                                                   ------------
             U.S. Treasury Bill 2.0%
 10,732,000    U.S. Treasury Bill 2.0420% due 2/14/02 .....          10,705,766
                                                                   ------------
                  Total Short-Term Investments
                    (cost $65,605,802) ....................          65,605,802
                                                                   ------------
                  Total Investments (cost $234,885,716)
                    (100.0%) ..............................         539,773,356

                  Cash, receivables and other assets
                    less liabilities (0.0%) ...............              65,704
                                                                   ------------
                  Net Assets (100%) .......................        $539,839,060
                                                                   ============

----------
(a) Non-dividend paying.
(b) Affiliate as defined in the Investment Company Act of 1940.
(c) Valued at estimated fair value.
(d) Formerly known as First Union Corp.

                 See accompanying notes to financial statements.


                                     [ 14 ]

                          NOTES TO FINANCIAL STATEMENTS

      1. Significant Accounting Policies--The Corporation is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    Security Valuation--Securities are valued at the last sale price or, if unavailable, at the closing bid price. Corporate discount notes are valued at amortized cost, which approximates market value. Securities for which no ready market exists, including The Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors.

    Federal  Income  Taxes--It  is  the  Corporation's   policy   to  meet   the
      requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

    Use of Estimates--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

    Other--Security transactions are accounted for on the date the securities are purchased or sold, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.


      2. Common Stock--The Corporation repurchased 37,800 shares of its Common Stock in 2001 at an average price of $27.01 per share representing an average discount from net asset value of 8.6%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock, available for optional stock distributions, or may be retired.

      The Corporation made two distributions to holders of Common Stock in 2001, a cash dividend of $.35 per share paid on June 22 and an optional distribution of $1.45 per share in cash, or one share of Common Stock for each 15 shares held, paid on December 26. In the optional distribution, 849,053 Common shares were issued.

      3. Investment Transactions--The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2001, excluding short-term investments, were $52,184,473 and $88,563,365, respectively.

      As of December 31, 2001, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $313,759,302 and $8,871,662, respectively.


                                     [ 15 ]

      4. Operating Expenses--The aggregate remuneration paid during the year ended December 31, 2001 to officers and directors amounted to $1,326,000, of which $96,000 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years. The amount contributed for the year ended December 31, 2001 was $93,225.

      5. Affiliates--The Plymouth Rock Company, Inc., and Transport Corporation of America, Inc. are affiliates as defined in the Investment Company Act of 1940. The Corporation received dividends of $445,200 from affiliates during the year ended December 31, 2001. Unrealized appreciation related to affiliates increased by $4,100,477 for the year 2001 to $43,433,178.

      6. Restricted Securities--The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 2001 such investments had an aggregate value of $44,387,200, which was equal to 8.2% of the Corporation's net assets. Investments in restricted securities at December 31, 2001, including acquisition dates and cost, were:

              Company                 Shares            Security        Date Purchased     Cost
----------------------------------   --------     --------------------  --------------  ----------
Grumman Hill Investments, L.P.                     Limited Partnership      9/11/85     $   33,428
                                                        Interest
The Plymouth Rock Company, Inc.       70,000         Class A Common        12/15/82      1,500,000
                                                          Stock             6/09/84        699,986

      The Corporation does not have the right to demand registration of the restricted securities. Unrealized appreciation related to restricted securities increased by $3,494,638 for the year ended December, 31, 2001 to $42,153,786.


                                     [ 16 ]

                              FINANCIAL HIGHLIGHTS

                                                  2001          2000          1999          1998          1997
                                                  ----          ----          ----          ----          ----
Per Share Operating Performance:
Net asset value, beginning of year ......      $  32.94       $  35.05      $  31.43      $  29.97       $  25.64
Net investment income* ..................           .18            .32           .30           .34            .29
Net realized and unrealized gain (loss)
  on securities .........................         (2.78)          1.92          5.96          3.11           6.51
                                               --------       --------      --------      --------       --------
      Total from investment operations ..         (2.60)          2.24          6.26          3.45           6.80
Less:
Dividends from net investment income**
    To Preference Stockholders ..........            --             --           .04           .05            .05
    To Common Stockholders ..............           .22            .32           .26           .29            .34
Distributions from capital gains**
    To Common Stockholders ..............          1.03           4.03          2.34          1.65           2.08
Return of capital**
    To Common Stockholders ..............           .55             --            --            --             --
                                               --------       --------      --------      --------       --------
      Total distributions ...............          1.80           4.35          2.64          1.99           2.47
                                               --------       --------      --------      --------       --------
Net asset value, end of year ............      $  28.54       $  32.94      $  35.05      $  31.43       $  29.97
                                               ========       ========      ========      ========       ========
Per share market value, end of year .....      $  25.31       $  28.25      $  27.25      $  24.38       $  29.69
Total return based on market(%) .........         (2.42)         17.75         22.96        (11.57)         35.60
Total return based on NAV(%) ............         (6.54)          7.02         31.79         13.75          26.08
Ratios/Supplemental Data:
Net assets, end of year(000) ............      $539,839       $596,289      $590,656      $476,464       $434,423
Ratio of expenses to average net assets
  for Common(%) .........................           .45            .38           .45           .51            .54
Ratio of net investment income to average
  net assets for Common(%) ..............           .60            .83           .89          1.09            .99
Portfolio turnover rate(%) ..............         10.32          13.54         12.06          6.21          10.92

----------
 * Per-share data are based on the average number of Common Shares outstanding during the year.
** Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.

                 See accompanying notes to financial statements.


                                     [ 17 ]

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
  CENTRAL SECURITIES CORPORATION

      We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

      The information set forth for each of the years in the ten-year and two-year periods ended December 31, 2001 appearing in the tables on pages 4 and 5, in our opinion, is fairly stated in all material respects in relation to the financial statements from which it has been derived.

                                                    KPMG LLP

New York, NY
January 30, 2002

--------------------------------------------------------------------------------


                                     [ 18 ]

                         BOARD OF DIRECTORS and officers

                                      Principal Occupations (last five years)
Independent Directors         Age     and Position with the Corporation (if any)
------------------------     -----    ------------------------------------------

DONALD G. CALDER               64     President, G.L. Ohrstrom & Co. Inc.
  Director since 1982                 (private investment firm);
                                      Director of Brown-Forman Corporation,
                                      Carlisle Companies Incorporated and Roper
                                      Industries, Inc. (manufacturing
                                      companies)

JAY R. INGLIS                  67     Executive Vice President, National Marine
  Director since 1973                 Underwriters (insurance management
                                      company) since 2001; Executive Vice
                                      President, Holt Corporation (insurance
                                      holding company) prior thereto

DUDLEY D. JOHNSON              62     President, Young & Franklin Inc. (private
  Director since 1984                 manufacturing company)

C. CARTER WALKER, JR.          67     Private investor
  Director since 1974

Interested Director
-------------------

WILMOT H. KIDD                 60     Investment and research--President,
  Director since 1972                 Central Securities Corporation

                           --------------------------

CHARLES N. EDGERTON            57     Vice President and Treasurer,
                                      Central Securities Corporation

MARLENE A. KRUMHOLZ            38     Secretary, Central Securities Corporation
                                      since 2001; Senior Manager,
                                      PricewaterhouseCoopers llp prior thereto

The address of each Director and Officer is c/o Central Securities Corporation, 375 Park Avenue, New York, New York 10152.


                                     [ 19 ]

                               BOARD OF DIRECTORS

                                Donald G. Calder
                                  Jay R. Inglis
                                Dudley D. Johnson
                                 Wilmot H. Kidd
                              C. Carter Walker, Jr.

                                    OFFICERS

                            Wilmot H. Kidd, President
                Charles N. Edgerton, Vice President and Treasurer
                         Marlene A. Krumholz, Secretary

                                     OFFICE

                                 375 Park Avenue
                               New York, NY 10152
                                  212-688-3011
                            www.centralsecurities.com

              CUSTODIAN

                UMB Bank, N.A.
                  P.O. Box 419226, Kansas City, MO 64141-6226

              TRANSFER AGENT AND REGISTRAR

                EquiServe Trust Company
                  P.O. Box 2500, Jersey City, NJ 07303-2500
                  201-324-0313
                  www.equiserve.com

              INDEPENDENT AUDITORS

                KPMG LLP
                  757 Third Avenue, New York, NY 10017


                                     [ 20 ]